UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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☐    Definitive Proxy Statement
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☐    Soliciting Material Pursuant to §240.14a-12

Quad/Graphics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! QUAD/GRAPHICS, INC. N61 W23044 HARRY’S WAY SUSSEX, WI 53089 QUAD/GRAPHICS, INC. 2021 Annual Meeting Vote by May 16, 2021 11:59 PM ET You invested in QUAD/GRAPHICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2021. In an effort to support the health, well-being and safety of our shareholders, employees and communities amid the ongoing global pandemic, we strongly encourage our shareholders to access the Annual Meeting via webcast or telephone, rather than attending the meeting in person. Get informed before you vote View the Notice of Annual Meeting of Shareholders to be held May 17, 2021, the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders and the Company’s 2020 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually* May 17, 2021 10:00 a.m., Central Time N61 W23044 Harry’s Way* Sussex, Wisconsin 53089 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D43332-P48775

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D43333-P48775 01) Mark A. Angelson 02) Douglas P. Buth 03) John C. Fowler 04) Stephen M. Fuller 05) Christopher B. Harned 06) J. Joel Quadracci 07) Kathryn Quadracci Flores 08) Jay O. Rothman 09) John S. Shiely 1. Election of Directors Nominees: For NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.